Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)         The accompanying Annual Report on Form 10-K for the fiscal year ended May 29, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 27, 2005

Frederick M. Green
Chief Executive Officer

William J. Birmingham
Interim Chief Financial Officer

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